SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 10, 2017, between each seller identified on the signature pages hereto (each, including its successor and assigns, a “Seller” and collectively, the “Sellers”) and InnSuites Hospitality Trust, an Ohio unincorporated real estate investment trust (the “Trust” or “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Sellers, severally and not jointly, desire to sell to the Trust, and the Trust desires to purchase from the Seller, securities of the Trust as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Trust and each Purchaser agree as follows:

1.	On July 10, 2017 (the “Closing Date”), upon the terms and subject to the conditions set forth herein, the Sellers agree to sell, severally and not jointly, and the Purchaser, agree to purchase hereunder, (i) that aggregate number of Shares of Beneficial Interest of the Trust set forth on such Purchaser’s signature page hereto (the “Shares”) (which aggregate number of Shares for all Purchasers shall be 88,000, at a purchase price of $2.00 per Share and the aggregate principal amount set forth on such Purchaser’s signature page hereto (the “Subscription Amount”). Upon satisfaction of the covenants and conditions set forth herein, the closing of the transactions contemplated herein (the “Closing”) shall occur at the offices of the Trust or such other location as the parties shall mutually agree.

2.	Representations and Warranties of the Seller. As of the date hereof and as of the Closing Date, each of the Purchasers hereby represents and warrants to the Trust as follows:

(a) The Seller is agreeing to sell the Shares solely for the Seller’s benefit.

(b) The Seller has read carefully and is familiar with the Trust’s filings with the Securities and Exchange Commission (the “Commission”), including its last annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, and understands the contents thereof, including the risks associated with an investment in the Shares; the Seller has been provided the opportunity, to the Seller’s satisfaction, to ask questions and receive answers concerning the terms and conditions of the sale of the Shares; all of the Seller’s questions have been answered to the Seller’s satisfaction; and the Seller has been supplied with all additional information requested and deemed necessary by the Seller to sell the Shares.

(c) The Seller presently qualifies as an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

(d) Except as set forth in the Trust’s filings with the Commission, the Seller is not an “affiliate” of the Trust (it being understood that an “affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person as such terms are used in and construed under Rule 405 and Rule 144 under the Securities Act). Marc Berg is considered an affiliate of the Trust.

(e) The Seller: (i) is familiar with investments of this type and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares; (ii) does not have an overall commitment to investments that are not readily marketable that is disproportionate to the Seller’s net worth, and the Seller’s investment in the Shares will not cause such overall commitment to become excessive; and (iii) has adequate net worth and means of providing for the Seller’s current needs and personal contingencies to sustain a complete loss of the Seller’s investment in the Shares.

(f) The Seller will cooperate in filing, or authorizing the filing on the Seller’s behalf, of any report or form required by the Commission or any state securities agencies to be filed in connection with the purchase of the Shares.

3. Representations and Warranties of the Purchaser. As of the date hereof and as of the Closing Date, the Trust hereby represents and warrants to each of the Purchasers as follows:

(a) The Trust is an entity duly organized, validly existing and in good standing under the laws of the State of Ohio, with the requisite power and authority to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b) Subject to Section 4(a)(C) hereof, (i) the Trust has the requisite power and authority to enter into and perform its obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust; and (iii) assuming the due authorization, execution and delivery by each of the Purchasers, this Agreement will, when executed, constitute valid and binding obligations of the Trust in accordance with its terms.

(c) The Trust currently has an unlimited number of Shares of Beneficial Interest available for issuance under its Declaration of Trust. As of June 13, 2017, the Trust has 9,777,989 Shares of Beneficial Interest issued and outstanding.

4. Closing Conditions.

(a) The obligations of the Trust hereunder in connection with the Closing are subject to the following conditions being met:

a. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

b. All obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

a. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Trust contained herein;

b. All obligations, covenants and agreements of the Trust required to be performed at or prior to the Closing Date shall have been performed;

5. The Purchaser, agrees to indemnify and hold harmless any of the Sellers from any and all losses to any of them arising out of the breach of any of such Sellers’s agreements, representations or warranties set forth in this Agreement. All representations, warranties and agreements contained in this Agreement and the indemnification contained in this section shall survive the purchase and sale of the Shares.

6. The Seller understands that this Agreement is binding on the Seller. This Agreement may only be amended by prior written agreement between the Trust and the Seller.

7. Certificates for the Shares shall bear a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE TRUST.

8. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, notwithstanding any conflict of law provision to the contrary. Any dispute or disagreement related to this Agreement or the purchase of the Shares by the Purchasers shall be heard by a state or federal court located in Cleveland, Ohio, and the Purchaser hereby expressly waives the Purchaser’s right to object to such venue on the grounds of lack of personal jurisdiction or forum non-conveniens.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, which may be executed in one or more counterparts, as of the date set forth above.

INDIVIDUALS SIGN HERE:		Amount:$80,000

Sign Here:	/s/ Marc Berg	Number of Shares: 40,000
Print Name:	Marc Berg

Sign Here:
Print Name:

ENTITIES SIGN HERE:
Address: c/o InnSuites
Name of Entity:	N/A	1625 E Northern Ave # 105 Phoenix Arizona 85020
Sign Here:	N/A
Print Name:	N/A
Title:	N/A

Accepted by:

INNSUITES HOSPITALITY TRUST

Sign Here:	/s/ Adam Remis
Print Name:	Adam Remis
Title:	Executive CFO

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, which may be executed in one or more counterparts, as of the date set forth above.

INDIVIDUALS SIGN HERE:		Amount:$48,000

Sign Here:	/s/ Larry Pelegrin	Number of Shares: 24,000
Print Name:	Larry Pelegrin

Sign Here:
Print Name:

ENTITIES SIGN HERE:
Address: c/o InnSuites
Name of Entity:	N/A	1625 E Northern Ave # 105 Phoenix Arizona 85020
Sign Here:	N/A
Print Name:	N/A
Title:	N/A

Accepted by:

INNSUITES HOSPITALITY TRUST

Sign Here:	/s/ Adam Remis
Print Name:	Adam Remis
Title:	Executive CFO

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, which may be executed in one or more counterparts, as of the date set forth above.

INDIVIDUALS SIGN HERE:		Amount:$48,000

Sign Here:	/s/ Peter Thoma	Number of Shares: 24,000
Print Name:	Peter Thoma

Sign Here:
Print Name:

ENTITIES SIGN HERE:
Address: c/o InnSuites
Name of Entity:	N/A	1625 E Northern Ave # 105 Phoenix Arizona 85020
Sign Here:	N/A
Print Name:	N/A
Title:	N/A

Accepted by:

INNSUITES HOSPITALITY TRUST

Sign Here:	/s/ Adam Remis
Print Name:	Adam Remis
Title:	Executive CFO

6. This instrument supersedes all prior understandings and agreements between the parties hereto relating to the above-described assignment of partnership interest and release of claims. This instrument shall be binding upon and enforceable by the parties hereto and their respective personal representatives, successors and assigns in accordance with Arizona law.

Executed as of the date first above written.

ASSIGNOR: (Seller)	ASSIGNEE: (Buyer)
[signature]	IHT GP by [signature] CEO InnSuites Hospitality Trust By: RRF Limited Partnership by InnSuites Hospitality Trust Its General Partner
Address: James Wirth c/o InnSuites 1625 E Northern Ave #105 Phoenix, AZ 85020	Address: c/o InnSuites 1625 E Northern Ave #105 Phoenix, AZ 85020 SS#

STATE OF AZ)
) ss.
County of Maricopa)

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by James Wirth (seller).

[signature]
Notary Public

My commission expires:

8/31/19

STATE OF AZ)
) ss.
County of Maricopa)

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by James Wirth (buyer).

[signature]
Notary Public

My commission expires:

8/31/19

6. This instrument supersedes all prior understandings and agreements between the parties hereto relating to the above-described assignment of partnership interest and release of claims. This instrument shall be binding upon and enforceable by the parties hereto and their respective personal representatives, successors and assigns in accordance with Arizona law.

Executed as of the date first above written.

ASSIGNOR: (Seller)

[signature]

Address:
Pamela Barnhill
c/o InnSuites
1625 E Northern Ave #105
Phoenix, AZ 85020

ASSIGNEE: (Buyer)
IHT GP
By: [signature] CEO
By: InnSuites Hospitality Trust
Its General Partner

Address:
c/o InnSuites
1625 E Northern Ave #105
Phoenix, AZ 85020

SS#

STATE OF AZ )
County of Maricopa ) ss.

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by Pamela Barnhill (seller).

[signature]
Notary Public

My commission expires:

8/31/19

STATE OF AZ )
County of Maricopa ) ss.

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by James Wirth (buyer).

[signature]
Notary Public

My commission expires:

8/31/19

6. This instrument supersedes all prior understandings and agreements between the parties hereto relating to the above-described assignment of partnership interest and release of claims. This instrument shall be binding upon and enforceable by the parties hereto and their respective personal representatives, successors and assigns in accordance with Arizona law.

Executed as of the date first above written.

ASSIGNOR: (Seller)

____

Address:

Christopher Wirth
c/o InSuites
1625 E Northern Ave #105
Phoenix, AZ 85020

ASSIGNEE: (Buyer)

IHT GP by [signature]

By: InSuites Hospitality Trust
Its General Partner

Address:

c/o InSuites
1625 E Northern Ave #105
Phoenix AZ 85020

SS# ______________________________

STATE OF ______________)
) ss.
County of ______________)

The foregoing instrument was acknowledged before me this ______ day of ____________, 19____, by ______________________________ (seller).

____
Notary Public

My commission expires:

____

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

STATE OF AZ)
) ss.
County of Maricopa)

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by James Wirth (buyer).

[signature]
Notary Public

My commission expires:

8/31/19

6. This instrument supersedes all prior understandings and agreements between the parties hereto relating to the above-described assignment of partnership interest and release of claims. This instrument shall be binding upon and enforceable by the parties hereto and their respective personal representatives, successors and assigns in accordance with Arizona law.

Executed as of the date first above written.

ASSIGNOR: (Seller)

X
Eric Wirth

Address:

Eric Wirth
c/o InnSuites
1625 E Northern Ave #105
Phoenix, AZ 85020

ASSIGNEE: (Buyer)

IAT, GP By [signature] CFO

By: InnSuites Hospitality Trust
Its General Partner

Address:

c/o InnSuites
1625 E Northern Ave # 105
Phoenix, AZ 85020

SS# ____________________

STATE OF ____________________)
) ss.
County of ____________________)

The foregoing instrument was acknowledged before me this ______ day of ____________, 19____, by ______________________________ (seller).

____
Notary Public

My commission expires:

____

STATE OF AZ)
) ss.
County of Maricopa)

JOSEPH STEVENS
NOTARY PUBLIC - ARIZONA
MARICOPA COUNTY
My Commission Expires
August 31, 2019

The foregoing instrument was acknowledged before me this 12 day of July, ~~19~~ 2017, by James Wirth (buyer).

[signature]
Notary Public

My commission expires:

8/31/19